Exhibit 10.3

Second Amendment
To
Third Amended and Restated
Credit Agreement
Dated as of October 31, 2016
Among
Black Stone Minerals Company, L.P.,
As Borrower,
Black Stone Minerals, L.P.,
As Parent MLP,
Wells Fargo Bank, National Association,
As Administrative Agent,
And
The Lenders Party Hereto

Sole Book runner And Sole Lead Arranger
Wells Fargo Securities, LLC

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of October 31, 2016, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership (the “Borrower”); BLACK STONE MINERALS, L.P., a Delaware limited partnership (the “Parent MLP”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Parent MLP, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of January 23, 2015, as amended by First Amendment to Third Amended and Restated Credit Agreement dated as of October 28, 2015 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Parent MLP, the Administrative Agent and the Lenders desire to amend the Credit Agreement to, among other things, amend the pricing grid and approve the new Borrowing Base.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the following definition in its entirety and replacing it with the following:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of October 28, 2015 and Second Amendment to Third Amended and Restated Credit Agreement dated as of October 31, 2016, as the same may be amended or supplemented from time to time.

The table set forth in the definition of “Applicable Margin” in Section 1.02 is hereby amended by deleting such table in its entirety and replacing it with the following:

Aggregate Elected Commitment Utilization Grid
	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Margin	2.00%	2.25%	2.50%	2.75%	3.00%
Base Rate Margin	1.00%	1.25%	1.50%	1.75%	2.00%

The definition of “Defaulting Lender” in Section 1.02 is hereby amended by adding “or become the subject of a Bail-In Action” at the end thereof.
The definition of “Federal Funds Rate” in Section 1.02 is hereby amended by adding a new sentence at the end thereof, to read as follows:
Notwithstanding anything to the contrary herein, in no event shall the Federal Funds Rate be less than 0%.
Section 1.02 is hereby amended by adding the following definitions where alphabetically appropriate to read as follows:
“Account Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Administrative Agent, which grants the Administrative Agent “control” as defined in the Uniform Commercial Code in effect in the applicable jurisdiction over any Deposit Account, Securities Account or Commodities Account maintained by any Loan Party, in each case, among the Administrative Agent, the applicable Loan Party and the applicable financial institution at which such Deposit Account, Securities Account or Commodities Account is maintained.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Commodities Account” shall have the meaning set forth in Article 9 of the UCC.
“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Excluded Accounts” means (a) any Deposit Account, Commodity Account or Securities Account so long as the balance in each such account, individually, does not exceed $2,500,000 at any time and the aggregate balance of all such Deposit Accounts, Commodity Accounts and Securities Accounts does not at any time exceed $5,000,000, (b) any Deposit Account that is a zero balance account or a Deposit Account for which the balance of such Deposit Account is transferred at the end of each date to a Deposit Account that is not an Excluded Account, (c) any other Deposit Accounts exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any employees of the Loan Parties or any of their subsidiaries and (d) any other Deposit Account, Commodity Account or Securities Account that is pledged to a third party to the extent such Lien is permitted by the Loan Documents.
“Securities Account” shall have the meaning set forth in Article 8 of the UCC.
“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Texas or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Secured Party’s Lien on any Collateral.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.2     Amendment to Section 7.24. The reference to “After giving effect to the transactions contemplated hereby” in the first sentence of Section 7.24 of the Credit Agreement is hereby amended to refer instead to “After giving effect to the transactions contemplated hereby and each Borrowing made hereunder”.

2.3    Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by adding a new Section 7.28 at the end thereof, to read as follows:

Section 7.28. EEA Financial Institution. No Loan Party is an EEA Financial Institution.
2.4    Amendment to Section 8.09. Section 8.09 of the Credit Agreement is hereby amended by adding a new subsection (d) at the end thereof, to read as follows:

(d)    Each Loan Party will cause each of their respective Deposit Accounts, Commodities Accounts or Securities Accounts (in each case, other than Excluded Accounts) to at all times either be maintained with the Administrative Agent or subject to an Account Control Agreement.
2.5    Amendment to Article XII. Article XII of the Credit Agreement is hereby amended by adding a new Section 12.20 at the end thereof, to read as follows:

Section 12.20. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 3    Borrowing Base. All of the Lenders and the Borrower agree that, from and after the Second Amendment Effective Date (as defined below) until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be $500,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.08(b) or further adjustments pursuant to Section 2.08(e) or (f), Section 8.08, Section 9.02(i) or (j) or Section 9.13. This Section 3 of this Amendment constitutes written notice of the redetermined Borrowing Base in accordance with Section 2.08(d).

Section 4.     Assignments and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ assignments of their Commitments. On the Second Amendment Effective Date and after giving effect to such reallocations, the Commitment of each Lender shall be as set forth on Annex I of this Second Amendment and such Commitments shall supersede and replace those set forth on Schedule 2.01. With respect to such reallocation, each Lender shall be deemed to have acquired the Commitment allocated to it from or to (as applicable) each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit E to the Credit Agreement as if each such Lender had executed an Assignment and Assumption with respect to such allocation. In connection with this Assignment and for purposes of this Assignment only, the Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.06(b).

Section 5.    Conditions Precedent.     This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.04):

5.1    The Administrative Agent shall have received from each of the Lenders, the Parent MLP, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

5.2    The Administrative Agent shall have received the Consent and Agreement attached to this Second Amendment executed by the Guarantors (in such numbers as may be requested by the Administrative Agent).

5.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 of this Amendment or the waiver of such conditions as permitted in Section 12.04. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.    Post-Closing Obligations

6.1    On or prior to November 30, 2016 (or such later date as Administrative Agent may agree), Administrative Agent shall have received amendments to the mortgages and deeds of trust constituting Security Instruments, in form and substance reasonably satisfactory to the Administrative Agent executed by the Borrower and acknowledged (in such numbers as may be requested by the Administrative Agent) as may be required by Section 8.09(a) of the Credit Agreement in connection with the redetermination of the Borrowing Base set forth above.

6.2    On or prior to December 31, 2016 (or such later date as Administrative Agent may agree), Administrative Agent shall have received any Account Control Agreements required to be delivered pursuant to Section 8.09(d) of the Credit Agreement with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts maintained by any Loan Party as of the date hereof.

Section 7.    Miscellaneous

7.1    Confirmation. The provisions of the Credit Agreement, as amended and waived by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

7.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Parent MLP hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended or waived hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:
(i)all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii)no Default or Event of Default has occurred and is continuing, and

(iii)no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

7.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

7.7    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.9    Loan Document. This Second Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P., as Borrower
By:	BSMC GP, L.L.C. its General Partner
By:	Black Stone Minerals, L.P. its Sole Member
By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

BLACK STONE MINERALS, L.P., as Parent MLP
By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

COMPASS BANK,
as a Lender

By: /s/ Les Werme
Name: Les Werme
Title: Director

JPMORGAN CHASE BANK N.A.,
as a Lender

By: /s/ Theresa M. Benson
Name: Theresa M. Benson
Title: Authorized Officer

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

By: /s/ Ajay Prakash
Name: Ajay Prakash
Title: Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

ZB BANK, N.A., DBA AMEGY BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

IBERIABANK,
as a Lender

By: /s/ Tyler S. Thoem
Name: Tyler S. Thoem
Title: Senior Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title: Director

COMERICA BANK,
as a Lender

By: /s/ William Robinson
Name: William Robinson
Title: Senior Vice President

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.,
as a Lender

By: /s/ W. David McCarver IV
Name: W. David McCarver IV
Title: Executive Vice President

BOKF, N.A. DBA BANK OF TEXAS.,
as a Lender

By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Percentage Share	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, N.A.	18.333333334%	$183,333,333.34	$91,666,666.67
Bank of America, N.A.	12.500000000%	$125,000,000.00	$62,500,000.00
Compass Bank	12.500000000%	$125,000,000.00	$62,500,000.00
JPMorgan Chase Bank, N.A.	10.000000000%	$100,000,000.00	$50,000,000.00
Natixis, New York Branch	8.333333333%	$83,333,333.33	$41,666,666.66
ZB, N.A., dba Amegy Bank, National Association	6.666666667%	$66,666,666.67	$33,333,333.33
The Bank of Nova Scotia	6.666666667%	$66,666,666.67	$33,333,333.33
IBERIABANK	5.000000000%	$50,000,000.00	$25,000,000.00
ABN AMRO Capital USA LLC	5.000000000%	$50,000,000.00	$25,000,000.00
Comerica Bank	5.000000000%	$50,000,000.00	$25,000,000.00
Key Bank, National Association	3.333333333%	$33,333,333.33	$16,666,666.67
Texas Capital Bank, N.A.	3.333333333%	$33,333,333.33	$16,666,666.67
BOKF, N.A. dba Bank of Texas	3.333333333%	$33,333,333.33	$16,666,666.67
TOTAL	100.000000000%	$1,000,000,000.00	$500,000,000.00

[Second Amendment]
CONSENT AND AGREEMENT
Each of the undersigned hereby (i) consents to the provisions of this Second Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Fourth Amended and Restated Guaranty and Collateral Agreement dated as of October 28, 2013, as amended, modified or supplemented to date, made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) ratifies and confirms all other Loan Documents made by it for the benefit of Administrative Agent and Lenders, (iv) agrees that all of its respective obligations and covenants thereunder, except as may be amended or modified hereby, shall remain unimpaired by the execution and delivery of this Second Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Fourth Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be duly executed as of the date first written above.

BLACK STONE ENERGY COMPANY, L.L.C.
By:	Black Stone Minerals Company, L.P., its sole Member

By:	BSMC GP, L.L.C. its General Partner

By:	Black Stone Minerals, L.P. its Sole Member

By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

BSML PARTNERSHIP
By:	Black Stone Minerals Company, L.P., its Managing Partner

By:	BSMC GP, L.L.C. its General Partner

By:	Black Stone Minerals, L.P. its Sole Member

By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BLACK STONE NATURAL RESOURCES, L.L.C.
By:	Black Stone Minerals Company, L.P., its sole Member

By:	BSMC GP, L.L.C. its General Partner

By:	Black Stone Minerals, L.P. its Sole Member

By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

TLW INVESTMENTS, L.L.C.
By:	Black Stone Natural Resources, L.L.C., its sole Manager

By:	Black Stone Minerals Company, L.P., its sole Member its General Partner

By:	BSMC GP, L.L.C. its General Partner

By:	Black Stone Minerals, L.P. its Sole Member

By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

BSAP II GP, L.L.C.
By:	Black Stone Natural Resources, L.L.C., its sole Manager

By:	Black Stone Minerals Company, L.P., its sole Member its General Partner

By:	BSMC GP, L.L.C. its General Partner

By:	Black Stone Minerals, L.P. its Sole Member

By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

BLACK STONE MINERALS, L.P.
By:	Black Stone Minerals GP, L.L.C. its General Partner

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

BSMC GP, L.L.C.
By:	Black Stone Minerals, L.P. its Sole Member

By:	/s/ Richard M. Carroll
Richard M. Carroll Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT